Exhibit 10.2

Date: March 14, 2001


Arie Hinkis
Or Yehuda
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Dear Sir,

Re: Employment Agreement
    --------------------

Herein is our offer to your employment in the company Voice Diary as President.

1.     Salary terms
       ------------

1.1. Your  salary  will  be  NIS  10,000. This sum is your total monthly salary.

1.2. Increase in living cost raise that apply nationally will apply to your entire salary.

1.3. The date of payment of the salary: until the third day of the month after the applicable month, but a delay in payment until the seventh day of the month will not be considered a breach of this agreement.

2. Additional hours - your pay, as indicated in section 1, includes a global payment for additional hours.

3.   Insurance: you will be insured by managers insurance according to the
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     following arrangement:

     5% will be allocated by the employee (Tagmulim)
     5% will be allocated by the company (Tagmulim)
     2.5% will be allocated by the company to insure a loss of the ability to work and disability.
     8 1/3 % will be allocated by the company as severance pay.

     Remark: the company agrees to accept the ownership of an existing manager's insurance policy on your name, while adjusting the allocations to this agreement.

4.   Other conditions
     ----------------

     5.1  Annual Vacation: 22 days per year (accumulating)

     5.2  Sick days: 18 days per year.

5. To avoid any misunderstanding, it is hereby stated' that all the payments and benefits mentioned above are before tax' and from them will be deducted all the taxes and payments as is obliged according to the laws of the state of Israel. Also, the above reflects all the rights of the employee to a salary and social benefits, and the employee will not be entitled to any additional benefits and conditions.

6.   The beginning of employment in the company is: 1.3.2001.

7. The attached General Labor Agreement of the company is an integral part of this letter. In sections were there exists discrepancies between the general agreement and the document, this document will dominate. [No attachment was provided.]

8. This document, approved by your signature, constitutes your employment contract under the terms above by our company.

We bless you for joining our company and wish you success.


Sincerely

/s/ Shmuel Bachar

Shmuel Bachar
Chairman of the Board of Directors                     /s/ Arie Hinkis
                                                       ---------------
                                                  [Signature of Arie Hinkis]
Copy: Personal file
     Accounting


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